Eaton Vance Large-Cap Value Fund
                           Eaton Vance Utilities Fund
                            Supplement to Prospectus
                                dated May 1, 2003

On June 6, 2003, the shareholders of Eaton Vance Large-Cap Value Fund and Eaton Vance Utilities Fund (each a "Fund") voted to modify each Fund's investment objective as follows: To seek total return.

June 6, 2003                                                            COMBEQPS